UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2006


                        Franklin Street Properties Corp.
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               (Exact Name of Registrant as Specified in Charter)

           Maryland                   001-32470               04-3578653
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    (State or Other Juris-           (Commission             (IRS Employer
  diction of Incorporation)         File Number)          Identification No.)

    401 Edgewater Place, Suite 200,
        Wakefield, Massachusetts                       01880-6210
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(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (781) 557-1300


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         (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

      On June 27, 2006, FSP One Overton Park LLC (the "Purchaser"), a wholly-owned subsidiary of Franklin Street Properties Corp. (the "Registrant"), consummated the acquisition of a fifteen-story Class A office property located at 3625 Cumberland Boulevard in Atlanta, Georgia (the "Property"). The Property is known as "One Overton Park" and contains approximately 390,000 rentable square feet of space. The Purchaser acquired the Property from One Overton Park LLC (the "Seller"). There are no material relationships, other than in respect of the purchase of the Property, among the Purchaser, the Seller, the Registrant or any of the Registrant's affiliates, or any director or officer of the Registrant, or any associate of any such director or officer. The purchase price for the Property was $85,000,000 and was paid in cash on the closing date. Neither the Purchaser nor the Registrant incurred any mortgage indebtedness to purchase the Property; instead, the purchase was funded entirely from the proceeds of three (3) property sales disclosed in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2006.


Item 9.01.  Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

      The financial statements required by this item shall be filed by amendment on or prior to September 12, 2006.

(b)   Pro Forma Financial Information.

      The pro forma financial information required by this item shall be filed by amendment on or prior to September 12, 2006.

(c)   Shell Company Transactions.

      Not applicable.

(d)   Exhibits.

2.1 Agreement of Sale and Purchase, dated May 19, 2006, by and between One Overton Park LLC and FSP One Overton Park LLC.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANKLIN STREET PROPERTIES CORP.

Date:  June 28, 2006                     By:  /s/ George J. Carter
                                              ---------------------------------
                                              George J. Carter
                                              President and Chief Executive
                                              Officer


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

                                 EXHIBIT INDEX

2.1 Agreement of Sale and Purchase, dated May 19, 2006, by and between One Overton Park LLC and FSP One Overton Park LLC.



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